                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



        Date of Report (Date of earliest event reported):  May 19, 1999


                          NEUROMEDICAL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)



   Delaware                        0-26984                    13-3526980
(State or other              (Commission File No.)         (I.R.S. Employer
 jurisdiction                                               Identification No.)
of incorporation)


   10 Mountain View Road, Suite C-100
        Upper Saddle River, NJ                                07458-1933
(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code:  (201) 934-0660

ITEM 5.  Other Events.
----------------------

     On March 30, 1999, counsel for Neuromedical Systems, Inc. (the "Company"), submitted a letter to the Securities and Exchange Commission (the "SEC") requesting that the SEC staff confirm that it would not recommend any SEC enforcement against the Company if, in lieu of the Company's periodic reports required under the Securities Exchange Act of 1934, the Company filed with the SEC under Form 8-K copies of the Company's monthly operating reports filed with the United States Trustee's Office and the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court" and such reports, the "Monthly Reports") within fifteen calendar days following the submission of such Monthly Reports to the Bankruptcy Court. The Company hereby files under Form 8-K the Monthly Reports for the first quarter of 1999 and for April of 1999, each as filed on May 19, 1999 with the Bankruptcy Court. Attachments to the Monthly Reports as filed with the Bankruptcy Court may be obtained upon request to the Company at the address set forth on the cover page to this Form 8-K or through the Bankruptcy Court at 824 North Market Street, Wilmington, DE 19801.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this second day of June, 1999.

                                NEUROMEDICAL SYSTEMS, INC.


                                By: /s/ Mark L. Smith
                                    --------------------------
                                    Mark L. Smith
                                    Vice President, Finance and
                                    Administration and Chief Financial Officer

                                ACCRUAL BASIS-2
                           COMPARATIVE BALANCE SHEET
                              FIRST QUARTER 1999

-----------------------------------------------------------------------------------------------------------------
ASSETS                                                             MONTH            MONTH             MONTH
                                                             ----------------------------------------------------
                                                                  JANUARY          FEBRUARY           MARCH
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
   1     CASH                                                       8,343,096         7,041,796        5,457,479
-----------------------------------------------------------------------------------------------------------------
   2     ACCOUNTS RECEIVABLE, NET                                     439,237           338,927          248,001
-----------------------------------------------------------------------------------------------------------------
   3     INVENTORY                                                    921,181           921,181          300,181
-----------------------------------------------------------------------------------------------------------------
   4     NOTES RECEIVABLE                                                   -                 -                -
-----------------------------------------------------------------------------------------------------------------
   5     PREPAID EXPENSES                                             312,880           293,494          378,654
-----------------------------------------------------------------------------------------------------------------
   6     OTHER (ATTACH LIST)                                                -                 -                -
-----------------------------------------------------------------------------------------------------------------
   7     TOTAL CURRENT ASSETS                                      10,016,394         8,595,398        6,384,315
-----------------------------------------------------------------------------------------------------------------
   8     PROPERTY, PLANT & EQUIPMENT                               19,022,076        19,050,076       19,047,177
-----------------------------------------------------------------------------------------------------------------
         LESS: ACCUMULATED
   9     DEPRECIATION/DEPLETION                                   (15,286,967)      (15,503,460)     (15,714,217)
-----------------------------------------------------------------------------------------------------------------
   10    NET PROPERTY, PLANT & EQUIPMENT                         3,735,109.00      3,546,616.00     3,332,960.00
-----------------------------------------------------------------------------------------------------------------
   11    DUE FROM AFFILIATES & INSIDERS                            60,349,320        61,104,600           73,701
-----------------------------------------------------------------------------------------------------------------
   12    INTANGIBLES                                                 (534,002)         (520,702)        (520,702)
-----------------------------------------------------------------------------------------------------------------
   13    OTHER (ATTACH LIST)                                           53,635            53,635           53,635
-----------------------------------------------------------------------------------------------------------------
   14    TOTAL ASSETS                                              73,620,456        72,779,547        9,323,909
-----------------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
   15    ACCOUNTS PAYABLE                                                                                164,360
-----------------------------------------------------------------------------------------------------------------
   16    TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------
   17    NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------
   18    PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------
   19    SECURED DEBT
-----------------------------------------------------------------------------------------------------------------
   20    DUE TO AFFILIATES & INSIDERS                                                                      2,998
-----------------------------------------------------------------------------------------------------------------
   21    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
   22    TOTAL POSTPETITION LIABILITIES                                     -                 -          167,358
-----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------
   23    SECURED DEBT                                               6,370,672         6,336,769        6,363,586
-----------------------------------------------------------------------------------------------------------------
   24    PRIORITY DEBT
-----------------------------------------------------------------------------------------------------------------
   25    UNSECURED DEBT
-----------------------------------------------------------------------------------------------------------------
   26    OTHER (ATTACH LIST)                                        3,418,380         3,624,270        2,990,876
-----------------------------------------------------------------------------------------------------------------
   27    TOTAL PREPETITION LIABILITIES                              9,789,052         9,961,039        9,354,462
-----------------------------------------------------------------------------------------------------------------
   28    TOTAL LIABILITIES                                          9,789,052         9,961,039        9,521,820
-----------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------
   29    OWNERS' PREPETITION EQUITY                                63,831,404        62,818,508          (86,028)
-----------------------------------------------------------------------------------------------------------------
   30    POSTPETITION CUMULATIVE PROFIT OR (LOSS)                           -                 -         (111,883)
-----------------------------------------------------------------------------------------------------------------
   31    TOTAL EQUITY (DEFICIT)                                    63,831,404        62,818,508         (197,911)
-----------------------------------------------------------------------------------------------------------------
   32    TOTAL LIABILITIES & OWNERS' EQUITY                        73,620,456        72,779,547        9,323,909
-----------------------------------------------------------------------------------------------------------------

                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                               1ST QUARTER 1999

--------------------------------------------------------------------------------------------------------------------------
                                                                            MONTH            MONTH             MONTH
                                                                      ----------------------------------------------------
                                                                           JANUARY          FEBRUARY           MARCH
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
  LINE 5    PREPAIDS:
--------------------------------------------------------------------------------------------------------------------------
            A/R EXCHANGE - REVIEW STATIONS                                      76,876            76,876           76,876
--------------------------------------------------------------------------------------------------------------------------
            PREPAID EXPENSES                                                    40,090            61,053          213,285
--------------------------------------------------------------------------------------------------------------------------
            PREPAID INSURANCE                                                  143,005           120,389           71,234
--------------------------------------------------------------------------------------------------------------------------
            EMPLOYEE RECEIVABLES                                                13,014            11,092            3,628
--------------------------------------------------------------------------------------------------------------------------
            INTEREST RECEIVABLE - OTHER                                         34,554            18,743            8,290
--------------------------------------------------------------------------------------------------------------------------
            SECURITY DEPOSITS SHORT TERM                                         5,341             5,341            5,341
--------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL PREPAIDS          312,880           293,494          378,654
--------------------------------------------------------------------------------------------------------------------------
LINE 11     DUE FROM AFFILIATES AND INSIDERS:
--------------------------------------------------------------------------------------------------------------------------
            ISRAEL                                                          13,193,265        13,610,273       13,695,196
--------------------------------------------------------------------------------------------------------------------------
            NETHERLANDS                                                      1,983,019         1,983,019        1,983,008
--------------------------------------------------------------------------------------------------------------------------
            EUROPE                                                           4,474,228         4,765,141        4,766,149
--------------------------------------------------------------------------------------------------------------------------
            ACE                                                             26,105,428        26,105,428                -
--------------------------------------------------------------------------------------------------------------------------
            HONGKONG                                                         6,897,660         6,944,660                -
--------------------------------------------------------------------------------------------------------------------------
            AUSTRALIA                                                        4,544,254         4,544,613                -
--------------------------------------------------------------------------------------------------------------------------
            ASIA PACIFIC                                                     2,905,776         2,905,776
--------------------------------------------------------------------------------------------------------------------------
            OVERSEAS HOLDING                                                    50,000            50,000           50,000
--------------------------------------------------------------------------------------------------------------------------
            OVERSEAS GROUP                                                      50,000            50,000           50,000
--------------------------------------------------------------------------------------------------------------------------
            RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS                                                (20,514,353)
--------------------------------------------------------------------------------------------------------------------------
            PAUL SOHMER                                                        145,690           145,690           43,701
--------------------------------------------------------------------------------------------------------------------------
                                     DUE FROM AFFILIATES AND INSIDERS       60,349,320        61,104,600           73,701
--------------------------------------------------------------------------------------------------------------------------
  LINE 13   OTHER:
--------------------------------------------------------------------------------------------------------------------------
            SECURITY DEPOSITS LONG TERM                                         53,635            53,635           53,635
--------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OTHER           53,635            53,635           53,635
--------------------------------------------------------------------------------------------------------------------------
  LINE 26   OTHER:
--------------------------------------------------------------------------------------------------------------------------
            ACCOUNTS PAYABLE                                                   350,604           574,760          991,061
--------------------------------------------------------------------------------------------------------------------------
            NOTE PAYABLE - BIRD FOUNDATION                                     120,096           120,096          120,096
--------------------------------------------------------------------------------------------------------------------------
            INTERCOMPANY A/P - HONGKONG                                         12,548            12,548                -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED COMPENSATION                                               780,318           766,772          645,100
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED VACATION                                                   193,946           208,607          186,519
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED ADVERTISING                                                 (2,692)           (2,691)               -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED AUDIT                                                       44,570            54,960           32,960
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED CONSULTING                                                  98,625            98,625           76,500
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED INTEREST                                                    45,839            47,133           47,133
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED LEGAL                                                      560,729           365,075           88,064
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED MISCELLANEOUS                                              428,376           687,504          101,256
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED OTHER                                                       21,815            20,000           39,185
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED TAXES                                                       52,365            54,737           54,737
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED RESTRUCTURING                                              712,202           616,262          608,265
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED PAYROLL TAXES                                               (8,777)           (8,777)               -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED PENSION PLAN PAYABLE                                         2,839             2,839                -
--------------------------------------------------------------------------------------------------------------------------
            ACCRUED SALES TAX PAYABLE                                            4,977             5,820                -
--------------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OTHER        3,418,380         3,624,270        2,990,876
--------------------------------------------------------------------------------------------------------------------------

                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                               1ST QUARTER 1999
                             CASE NO: 99-703 (PJW)

FOOTNOTE TO BALANCE SHEET

The following balances differ from the balances included in Schedule F of the Schedules of Assets and Liabilities provided to the Court due to differences in accounting practice compared to the final liability as of the filing of Chapter 11.

        Balance per Schedule F as filed                        $ 1,588,223

        Adjustments to be filed with Court                         (25,179)
        Accrued vacation for continuing employees                  101,917
        Estimated employee compensation                            372,691
        Estimated T&E                                               62,500
        Estimated restructuring expenses                           382,115
        Estimated DE taxes                                          54,737
        Bird Foundation loans                                      167,229
        Estimated legal fees                                        88,064
        Estimated accounting fees                                   32,960
        Estimated Board of Directors fees                            9,625
        Estimated Royalty                                           20,000
        General accrual for unaccrued items                        135,994

                                                               ------------
                                                               $ 2,990,876
                                                               ------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                              FIRST QUARTER 1999

---------------------------------------------------------------------------------------------------------------
REVENUES                                                         MONTH            MONTH             MONTH
                                                           ----------------------------------------------------
                                                                JANUARY          FEBRUARY           MARCH
---------------------------------------------------------------------------------------------------------------
            1 GROSS REVENUES                                       122,174           104,872            87,824
---------------------------------------------------------------------------------------------------------------
            2 LESS: RETURNS & DISCOUNTS                               (630)           (1,072)              825
---------------------------------------------------------------------------------------------------------------
            3 NET REVENUE                                          121,544           103,800            88,649
---------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------
            4 BEGINNING INVENTORY                                  921,181           921,181          921,181
---------------------------------------------------------------------------------------------------------------
            5 ADD: PURCHASES
---------------------------------------------------------------------------------------------------------------
            6 LESS: ENDING INVENTORY                               921,181           921,181          300,181
---------------------------------------------------------------------------------------------------------------
            7                           COST OF GOODS SOLD                  -                -        621,000
---------------------------------------------------------------------------------------------------------------
            8 GROSS PROFIT                                         121,544           103,800         (532,351)
---------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------
            9 OFFICER/INSIDER COMPENSATION                           68,137           68,137          240,893
---------------------------------------------------------------------------------------------------------------
           10 DIRECT LABOR/SALARIES                                299,566           232,809          202,959
---------------------------------------------------------------------------------------------------------------
           11 PAYROLL TAXES                                          54,034           34,362            39,690
---------------------------------------------------------------------------------------------------------------
           12 RENT & LEASE EXPENSE                                   58,378           49,205            21,836
---------------------------------------------------------------------------------------------------------------
           13 INSURANCE                                              30,034           30,034            77,577
---------------------------------------------------------------------------------------------------------------
           14 DEPRECIATION/DEPLETION/AMORTIZATION                  203,950           203,193          195,954
---------------------------------------------------------------------------------------------------------------
           15 GENERAL & ADMINISTRATIVE                             190,214           364,505          228,122
---------------------------------------------------------------------------------------------------------------
           16 OTHER (ATTACH LIST)                                  418,107           359,192            46,945
---------------------------------------------------------------------------------------------------------------
           17 TOTAL OPERATING EXPENSES                           1,322,420        1,341,437         1,053,976
---------------------------------------------------------------------------------------------------------------
           18 OPERATING INCOME                                 (1,200,876)       (1,237,637)      (1,586,327)
---------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------
           19 OTHER INCOME (ATTACH LIST)                           302,107           288,767            16,081
---------------------------------------------------------------------------------------------------------------
           20 OTHER EXPENSES (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------
           21 INTEREST EXPENSE                                      (72,587)         (66,131)          (64,420)
---------------------------------------------------------------------------------------------------------------
           22 OTHER (ATTACH LIST)                                                                (61,002,564)
---------------------------------------------------------------------------------------------------------------
           23 NET OTHER INCOME & EXPENSES                          229,520           222,636     (61,050,903)
---------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------
           24 PROFESSIONAL FEES                                                                       378,939
---------------------------------------------------------------------------------------------------------------
           25 U.S. TRUSTEE FEES                                                                             250
---------------------------------------------------------------------------------------------------------------
           26 OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------
           27 TOTAL REORGANIZATION EXPENSES                                 -                -     379,189.00
---------------------------------------------------------------------------------------------------------------
           28 INCOME TAX
---------------------------------------------------------------------------------------------------------------
           29 NET PROFIT (LOSS)                                   (971,356)      (1,015,001)     (63,016,419)
---------------------------------------------------------------------------------------------------------------

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                               1ST QUARTER 1999

---------------------------------------------------------------------------------------------------------------
                                                                 MONTH            MONTH             MONTH
                                                           ----------------------------------------------------
                                                                JANUARY          FEBRUARY           MARCH
---------------------------------------------------------------------------------------------------------------
LINE 16       OTHER EXPENSES:
---------------------------------------------------------------------------------------------------------------
              LIFE AND HEALTH INSURANCE                              56,930           42,489            15,232
---------------------------------------------------------------------------------------------------------------
              TRAVEL AND ENTERTAINMENT                               38,533           21,343           (15,419)
---------------------------------------------------------------------------------------------------------------
              DUES AND SUBSCRIPTIONS                                     391                50              306
---------------------------------------------------------------------------------------------------------------
              RELOCATION COSTS                                         6,314            7,087          (76,730)
---------------------------------------------------------------------------------------------------------------
              REPAIRS AND MAINTENANCE                                  8,386            3,548               750
---------------------------------------------------------------------------------------------------------------
              FREIGHT AND DELIVERIES                                 18,093           23,827            10,413
---------------------------------------------------------------------------------------------------------------
              COMPUTER EXPENSES                                      32,753             1,731             2,462
---------------------------------------------------------------------------------------------------------------
              EQUIPMENT LEASING                                        1,530            2,887              (734)
---------------------------------------------------------------------------------------------------------------
              AUTO EXPENSES                                            5,348          51,099              3,578
---------------------------------------------------------------------------------------------------------------
              PAYROLL FEES                                               972            4,161             1,262
---------------------------------------------------------------------------------------------------------------
              CLINICAL TRIALS                                        89,358           57,967            68,415
---------------------------------------------------------------------------------------------------------------
              CONSULTANTS                                            76,197           49,621            31,035
---------------------------------------------------------------------------------------------------------------
              CONTRACTED SERVICES                                      8,346          21,893              3,655
---------------------------------------------------------------------------------------------------------------
              SUPPLIES                                               16,360             3,676             3,287
---------------------------------------------------------------------------------------------------------------
              TELEPHONE AND COMMUNICATIONS                           30,202           37,947            24,646
---------------------------------------------------------------------------------------------------------------
              TAXES AND FEES                                           6,516          35,242            11,085
---------------------------------------------------------------------------------------------------------------
              OTHER                                                        63        (25,376)          (55,233)
---------------------------------------------------------------------------------------------------------------
              ROYALTIES                                              21,815           20,000                   -
---------------------------------------------------------------------------------------------------------------
                                       TOTAL OTHER EXPENSE         418,107           359,192            28,010
---------------------------------------------------------------------------------------------------------------
LINE 19       OTHER INCOME:
---------------------------------------------------------------------------------------------------------------
              INTERCOMPANY                                         267,000           267,000                   -
---------------------------------------------------------------------------------------------------------------
              INTEREST ON LOAN TO OFFICER                              1,066           (3,144)           (2,058)
---------------------------------------------------------------------------------------------------------------
              INTEREST - BANKS                                       34,041           24,911            17,745
---------------------------------------------------------------------------------------------------------------
                                        TOTAL OTHER INCOME         302,107           288,767            15,687
---------------------------------------------------------------------------------------------------------------
 LINE 22      OTHER :
---------------------------------------------------------------------------------------------------------------
              FORGIVENESS OF INTERCOMPANY
---------------------------------------------------------------------------------------------------------------
              DEBT                                                          -                -     40,488,211
---------------------------------------------------------------------------------------------------------------

                                 Cash Summary


Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:
-----------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH            MONTH
                                                  ---------------------------------------------------
                                                       JANUARY         FEBRUARY           MARCH
              ---------------------------------------------------------------------------------------
              ---------------------------------------------------------------------------------------
              Checking                                    (349,020)          57,689          364,848
              ---------------------------------------------------------------------------------------
              Money Market                               2,129,595          622,595          796,499
              ---------------------------------------------------------------------------------------
              Payroll                                       92,855           93,740           22,370
              ---------------------------------------------------------------------------------------
              Morgan Stanley Dean Witter                     8,435            8,465            8,500
              ---------------------------------------------------------------------------------------
              Merrill Lynch                                    559              559              559
              ---------------------------------------------------------------------------------------
              Certificates of Deposit *                  4,457,981        4,256,047        4,262,152
              ---------------------------------------------------------------------------------------
              Citifunds                                      2,530            2,540            2,551
              ---------------------------------------------------------------------------------------
              Investment                                 2,000,161        2,000,161               (0)
              ---------------------------------------------------------------------------------------
                          TOTAL                          8,343,096        7,041,796        5,457,479
-----------------------------------------------------------------------------------------------------

              * Restricted

                                Cash Statement


Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
                                 FIRST QUARTER

-----------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS                                    MONTH             MONTH            MONTH
                                                             ----------------------------------------------------
                                                                  JANUARY          FEBRUARY           MARCH
-----------------------------------------------------------------------------------------------------------------
   1     CASH - BEGINNING OF MONTH                                  10,606,050        8,343,096        7,041,796
-----------------------------------------------------------------------------------------------------------------

RECEIPTS
-----------------------------------------------------------------------------------------------------------------
   2     CASH SALES
-----------------------------------------------------------------------------------------------------------------
   3     ACCOUNTS RECEIVABLE COLLECTIONS                                95,732          207,284          101,398
-----------------------------------------------------------------------------------------------------------------
   4     LOANS & ADVANCES                                                3,224            2,523          112,053
-----------------------------------------------------------------------------------------------------------------
   5     SALE OF ASSETS                                                  1,575                             3,325
-----------------------------------------------------------------------------------------------------------------
   6     LEASE & RENTAL INCOME                                          11,425           11,426           11,426
-----------------------------------------------------------------------------------------------------------------
   7     WAGES
-----------------------------------------------------------------------------------------------------------------
   8     OTHER (ATTACH LIST)                                            42,267           55,363           36,353
-----------------------------------------------------------------------------------------------------------------
   9     TOTAL RECEIPTS                                                154,224          276,596          264,555
-----------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
   10    NET PAYROLL                                                   392,861          254,888          325,257
-----------------------------------------------------------------------------------------------------------------
   11    PAYROLL TAXES PAID                                            222,623          157,749          196,704
-----------------------------------------------------------------------------------------------------------------
   12    SALES, USE & OTHER TAXES PAID                                   1,055                             3,262
-----------------------------------------------------------------------------------------------------------------
   13    INVENTORY PURCHASES                                             1,375
-----------------------------------------------------------------------------------------------------------------
   14    MORTGAGE PAYMENTS
-----------------------------------------------------------------------------------------------------------------
   15    OTHER SECURED NOTE PAYMENTS                                   270,988          137,209                -
-----------------------------------------------------------------------------------------------------------------
   16    RENTAL & LEASE PAYMENTS                                        86,234           40,115           12,020
-----------------------------------------------------------------------------------------------------------------
   17    UTILITIES                                                      28,569           24,455           19,075
-----------------------------------------------------------------------------------------------------------------
   18    INSURANCE                                                      84,010           45,928          105,971
-----------------------------------------------------------------------------------------------------------------
   19    VEHICLE EXPENSES                                               10,311            9,471            2,929
-----------------------------------------------------------------------------------------------------------------
   20    TRAVEL                                                         37,369           20,883           31,330
-----------------------------------------------------------------------------------------------------------------
   21    ENTERTAINMENT                                                   2,272              559               61
-----------------------------------------------------------------------------------------------------------------
   22    REPAIRS & MAINTENANCE                                          17,993            1,253              913
-----------------------------------------------------------------------------------------------------------------
   23    SUPPLIES                                                       14,548            3,659                -
-----------------------------------------------------------------------------------------------------------------
   24    ADVERTISING                                                     1,190                -                -
-----------------------------------------------------------------------------------------------------------------
   25    HOUSEHOLD EXPENSES                                                218              615            1,977
-----------------------------------------------------------------------------------------------------------------
   26    CHARITABLE CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
   27    GIFTS                                                             100               75
-----------------------------------------------------------------------------------------------------------------
   28    OTHER (ATTACH LIST)                                         1,245,461          861,037          790,434
-----------------------------------------------------------------------------------------------------------------
   29    TOTAL                                                       2,417,178        1,557,896        1,489,933
-----------------------------------------------------------------------------------------------------------------

REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
   30    PROFESSIONAL FEES                                                               20,000          358,939
-----------------------------------------------------------------------------------------------------------------
   31    U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------
   32    OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
   33    TOTAL                                                               -           20,000          358,939
-----------------------------------------------------------------------------------------------------------------
   34    TOTAL DISBURSEMENTS                                         2,417,178        1,577,896        1,848,872
-----------------------------------------------------------------------------------------------------------------
   35    NET CASH FLOW                                              (2,262,954)      (1,301,299)      (1,584,317)
-----------------------------------------------------------------------------------------------------------------
   36    CASH - END OF MONTH                                         8,343,096        7,041,796        5,457,479
-----------------------------------------------------------------------------------------------------------------

                               Cash Stmt Detail

--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS - OTHER                                             JANUARY          FEBRUARY         MARCH
--------------------------------------------------------------------------------------------------------------------
              COBRA                                                         9,329           10,960            6,805
              ------------------------------------------------------------------------------------------------------
              POSTAGE                                                          20            2,473
              ------------------------------------------------------------------------------------------------------
              INSURANCE REFUNDS                                                              4,290            7,037
              ------------------------------------------------------------------------------------------------------
              TRAVEL REFUND                                                   250               12
              ------------------------------------------------------------------------------------------------------
              AUTO REFUND                                                                                       546
              ------------------------------------------------------------------------------------------------------
              UTILITY REFUND                                                  857               69
              ------------------------------------------------------------------------------------------------------
              OFFICE                                                                           234
              ------------------------------------------------------------------------------------------------------
              PAYROLL TAX REFUND                                                                              2,072
              ------------------------------------------------------------------------------------------------------
              INTEREST                                                     31,811           37,325           19,894
              ------------------------------------------------------------------------------------------------------
              TOTAL OTHER                                                  42,267           55,363           36,353
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS - OTHER                                             JANUARY          FEBRUARY         MARCH
--------------------------------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------------------
              401 K CONTRIBUTIONS                                          13,923           12,751            8,690
              ------------------------------------------------------------------------------------------------------
              AUDIT                                                        22,500           22,500
              ------------------------------------------------------------------------------------------------------
              CLINICAL TRIAL                                               69,278           16,688            3,810
              ------------------------------------------------------------------------------------------------------
              CONSULTING                                                   88,547           23,932              428
              ------------------------------------------------------------------------------------------------------
              CORPORATE SERVICES                                            7,106            1,089            2,545
              ------------------------------------------------------------------------------------------------------
              EQUIPMENT PURCHASES                                          29,816            4,850
              ------------------------------------------------------------------------------------------------------
              INTERCOMPANY FUNDING                                        855,000          523,206          125,000
              ------------------------------------------------------------------------------------------------------
              LEGAL ADVICE                                                113,887          242,182          632,665
              ------------------------------------------------------------------------------------------------------
              MISCELLANEOUS                                                   328              854           (3,219)
              ------------------------------------------------------------------------------------------------------
              PAYROLL SERVICES                                                986              510
              ------------------------------------------------------------------------------------------------------
              ROYALTY                                                      25,772                -          (12,949)
              ------------------------------------------------------------------------------------------------------
              SHIPPING                                                     17,738            9,885           27,899
              ------------------------------------------------------------------------------------------------------
              SUBSCRIPTIONS/DUES                                              580                              (796)
              ------------------------------------------------------------------------------------------------------
              BANK CHARGES                                                      -            2,590            6,360
              ------------------------------------------------------------------------------------------------------
              TOTAL OTHER                                               1,245,461          861,037          790,434
--------------------------------------------------------------------------------------------------------------------

                             Accrual Balance Sheet


                                 ACCRUAL BASIS-2
                            COMPARATIVE BALANCE SHEET
                                 SECOND QUARTER

------------------------------------------------------------------------------------------------------------------------
ASSETS                                                             MONTH            MONTH             MONTH
                                                                  ------------------------------------------------------
                                                                   APRIL
------------------------------------------------------------------------------------------------------------------------
   1     CASH                                                       5,056,355
------------------------------------------------------------------------------------------------------------------------
   2     ACCOUNTS RECEIVABLE, NET                                     259,071
------------------------------------------------------------------------------------------------------------------------
   3     INVENTORY                                                    300,181
------------------------------------------------------------------------------------------------------------------------
   4     NOTES RECEIVABLE
------------------------------------------------------------------------------------------------------------------------
   5     PREPAID EXPENSES                                             215,848
------------------------------------------------------------------------------------------------------------------------
   6     OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
   7     TOTAL CURRENT ASSETS                                       5,831,455                 -                -
------------------------------------------------------------------------------------------------------------------------
   8     PROPERTY, PLANT & EQUIPMENT                               19,047,177
------------------------------------------------------------------------------------------------------------------------
   9     LESS: ACCUMULATED DEPRECIATION/DEPLETION                 (15,922,774)
------------------------------------------------------------------------------------------------------------------------
   10    NET PROPERTY, PLANT & EQUIPMENT                            3,124,403                 -                -
------------------------------------------------------------------------------------------------------------------------
   11    DUE FROM AFFILIATES & INSIDERS                                73,948
------------------------------------------------------------------------------------------------------------------------
   12    INTANGIBLES                                                 (520,702)
------------------------------------------------------------------------------------------------------------------------
   13    OTHER (ATTACH LIST)                                           53,635
------------------------------------------------------------------------------------------------------------------------
   14    TOTAL ASSETS                                               8,562,739                 -                -
------------------------------------------------------------------------------------------------------------------------
POST PETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
   15    ACCOUNTS PAYABLE                                              41,792
------------------------------------------------------------------------------------------------------------------------
   16    TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------
   17    NOTES PAYABLE
------------------------------------------------------------------------------------------------------------------------
   18    PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------------------
   19    SECURED DEBT
------------------------------------------------------------------------------------------------------------------------
   20    DUE TO AFFILIATES & INSIDERS                                   8,615
------------------------------------------------------------------------------------------------------------------------
   21    OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------------
   22    TOTAL POSTPETITION LIABILITIES                                50,407                 -                -
------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------
   23    SECURED DEBT                                               6,174,768
------------------------------------------------------------------------------------------------------------------------
   24    PRIORITY DEBT
------------------------------------------------------------------------------------------------------------------------
   25    UNSECURED DEBT
------------------------------------------------------------------------------------------------------------------------
   26    OTHER (ATTACH LIST)                                        2,980,876
------------------------------------------------------------------------------------------------------------------------
   27    TOTAL PREPETITION LIABILITIES                              9,155,644                 -                -
------------------------------------------------------------------------------------------------------------------------
   28    TOTAL LIABILITIES                                          9,206,051                 -                -
------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------
   29    OWNERS' PREPETITION EQUITY                                   (86,028)
------------------------------------------------------------------------------------------------------------------------
   30    POSTPETITION CUMULATIVE PROFIT OR (LOSS)                    (557,284)
------------------------------------------------------------------------------------------------------------------------
   31    TOTAL EQUITY (DEFICIT)                                      (643,312)                -                -
------------------------------------------------------------------------------------------------------------------------
   32    TOTAL LIABILITIES & OWNERS' EQUITY                         8,562,739                 -                -
------------------------------------------------------------------------------------------------------------------------

                             Balance Sheet Detail

                                ACCRUAL BASIS-2
                  COMPARATIVE BALANCE SHEET -DETAIL SCHEDULES
                                2ND QUARTER 1999

----------------------------------------------------------------------------------------------------------------------
                                                                           MONTH          MONTH          MONTH
                                                                      ------------------------------------------------
                                                                           APRIL           MAY            JUNE
----------------------------------------------------------------------------------------------------------------------
LINE 5   PREPAIDS:
----------------------------------------------------------------------------------------------------------------------
           A/R EXCHANGE - REVIEW STATIONS                                      76,876
----------------------------------------------------------------------------------------------------------------------
           PREPAID EXPENSES                                                    40,091
----------------------------------------------------------------------------------------------------------------------
           PREPAID INSURANCE                                                   70,269
----------------------------------------------------------------------------------------------------------------------
           EMPLOYEE RECEIVABLES                                                 6,152
----------------------------------------------------------------------------------------------------------------------
           INTEREST RECEIVABLE - OTHER                                         17,119
----------------------------------------------------------------------------------------------------------------------
           SECURITY DEPOSITS SHORT TERM                                         5,341
----------------------------------------------------------------------------------------------------------------------
                                                      TOTAL PREPAIDS          215,848               -              -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LINE 11    DUE FROM AFFILIATES AND INSIDERS:
----------------------------------------------------------------------------------------------------------------------
           ISRAEL                                                          13,695,196
----------------------------------------------------------------------------------------------------------------------
           NETHERLANDS                                                      1,983,006
----------------------------------------------------------------------------------------------------------------------
           EUROPE                                                           4,766,149
----------------------------------------------------------------------------------------------------------------------
           ACE
----------------------------------------------------------------------------------------------------------------------
           HONGKONG
----------------------------------------------------------------------------------------------------------------------
           AUSTRALIA
----------------------------------------------------------------------------------------------------------------------
           ASIA PACIFIC
----------------------------------------------------------------------------------------------------------------------
           OVERSEAS HOLDING                                                    50,000
----------------------------------------------------------------------------------------------------------------------
           OVERSEAS GROUP                                                      50,000
----------------------------------------------------------------------------------------------------------------------
           RESERVE FOR UNCOLLECTIBLE INTERCOMPANY OBLIGATIONS             (20,514,353)
----------------------------------------------------------------------------------------------------------------------
           PAUL SOHMER                                                         43,950
----------------------------------------------------------------------------------------------------------------------
                    DUE FROM AFFILIATES AND INSIDERS                           73,948               -              -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 LINE 13   OTHER:
----------------------------------------------------------------------------------------------------------------------
           SECURITY DEPOSITS LONG TERM                                         53,635
----------------------------------------------------------------------------------------------------------------------
                                                         TOTAL OTHER           53,635               -              -
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 LINE 26   OTHER:
----------------------------------------------------------------------------------------------------------------------
           ACCOUNTS PAYABLE                                                   981,061
----------------------------------------------------------------------------------------------------------------------
           NOTE PAYABLE - BIRD FOUNDATION                                     120,096
----------------------------------------------------------------------------------------------------------------------
           INTERCOMPANY A/P - HONGKONG                                              -
----------------------------------------------------------------------------------------------------------------------
           ACCRUED COMPENSATION                                               645,100
----------------------------------------------------------------------------------------------------------------------
           ACCRUED VACATION                                                   186,519
----------------------------------------------------------------------------------------------------------------------
           ACCRUED ADVERTISING                                                      -
----------------------------------------------------------------------------------------------------------------------
           ACCRUED AUDIT                                                       32,960
----------------------------------------------------------------------------------------------------------------------
           ACCRUED CONSULTING                                                  76,500
----------------------------------------------------------------------------------------------------------------------
           ACCRUED INTEREST                                                    47,133
----------------------------------------------------------------------------------------------------------------------
           ACCRUED LEGAL                                                       88,064
----------------------------------------------------------------------------------------------------------------------
           ACCRUED MISCELLANEOUS                                              101,256
----------------------------------------------------------------------------------------------------------------------
           ACCRUED OTHER                                                       39,185
----------------------------------------------------------------------------------------------------------------------
           ACCRUED TAXES                                                       54,737
----------------------------------------------------------------------------------------------------------------------
           ACCRUED RESTRUCTURING                                              608,265
----------------------------------------------------------------------------------------------------------------------
           ACCRUED PAYROLL TAXES                                                    -
----------------------------------------------------------------------------------------------------------------------
           ACCRUED PENSION PLAN PAYABLE                                             -
----------------------------------------------------------------------------------------------------------------------
           ACCRUED SALES TAX PAYABLE                                                -
----------------------------------------------------------------------------------------------------------------------
                                                         TOTAL OTHER        2,980,876               -              -
----------------------------------------------------------------------------------------------------------------------

                              Accrual Income Stmt


                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                                SECOND QUARTER

------------------------------------------------------------------------------------------------------------
REVENUES                                                         MONTH            MONTH             MONTH
                                                               ---------------------------------------------
                                                                 APRIL
------------------------------------------------------------------------------------------------------------
            1 GROSS REVENUES                                     81,778
------------------------------------------------------------------------------------------------------------
            2 LESS: RETURNS & DISCOUNTS
------------------------------------------------------------------------------------------------------------
            3 NET REVENUE                                        81,778              -                 -
------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------
            4 BEGINNING INVENTORY                               300,181
------------------------------------------------------------------------------------------------------------
            5 ADD: PURCHASES
------------------------------------------------------------------------------------------------------------
            6 LESS: ENDING INVENTORY                            300,181
------------------------------------------------------------------------------------------------------------
            7 COST OF GOODS SOLD                                      -              -                 -
------------------------------------------------------------------------------------------------------------
            8 GROSS PROFIT                                       81,778              -                 -
------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
            9 OFFICER/INSIDER COMPENSATION                       55,050
------------------------------------------------------------------------------------------------------------
           10 DIRECT LABOR/SALARIES                              73,516
------------------------------------------------------------------------------------------------------------
           11 PAYROLL TAXES                                       8,267
------------------------------------------------------------------------------------------------------------
           12 RENT & LEASE EXPENSE                               49,426
------------------------------------------------------------------------------------------------------------
           13 INSURANCE                                          80,938
------------------------------------------------------------------------------------------------------------
           14 DEPRECIATION/DEPLETION/AMORTIZATION               208,557
------------------------------------------------------------------------------------------------------------
           15 GENERAL & ADMINISTRATIVE                            2,980
------------------------------------------------------------------------------------------------------------
           16 OTHER (ATTACH LIST)                                33,297
------------------------------------------------------------------------------------------------------------
           17 TOTAL OPERATING EXPENSES                          512,031              -                 -
------------------------------------------------------------------------------------------------------------
           18 OPERATING INCOME                                 (430,253)             -                 -
------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------
           19 OTHER INCOME (ATTACH LIST)                         16,680
------------------------------------------------------------------------------------------------------------
           20 OTHER EXPENSES (ATTACH LIST)
------------------------------------------------------------------------------------------------------------
           21 INTEREST EXPENSE                                   (5,087)
------------------------------------------------------------------------------------------------------------
           22 OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------
           23 NET OTHER INCOME & EXPENSES                        11,593              -                 -
------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------
           24 PROFESSIONAL FESS                                  26,741
------------------------------------------------------------------------------------------------------------
           25 U.S. TRUSTEE FEES
------------------------------------------------------------------------------------------------------------
           26 OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------
           27 TOTAL REORGANIZATION EXPENSES                      26,741              -                 -
------------------------------------------------------------------------------------------------------------
           28 INCOME TAX
------------------------------------------------------------------------------------------------------------
           29 NET PROFIT (LOSS)                                (445,401)             -                 -
------------------------------------------------------------------------------------------------------------

                              Income Stmt Detail

                                ACCRUAL BASIS-3
                               INCOME STATEMENT
                               2ND QUARTER 1999
                               ----------------

-----------------------------------------------------------------------------------------------------------------------
                                                                        MONTH            MONTH            MONTH
                                                                    ---------------------------------------------------
                                                                        APRIL             MAY              JUNE
-----------------------------------------------------------------------------------------------------------------------
LINE 16       OTHER EXPENSES:
-----------------------------------------------------------------------------------------------------------------------
              LIFE AND HEALTH INSURANCE
-----------------------------------------------------------------------------------------------------------------------
              TRAVEL AND ENTERTAINMENT                                      4,250
-----------------------------------------------------------------------------------------------------------------------
              DUES AND SUBSCRIPTIONS
-----------------------------------------------------------------------------------------------------------------------
              RELOCATION COSTS
-----------------------------------------------------------------------------------------------------------------------
              REPAIRS AND MAINTENANCE                                         399
-----------------------------------------------------------------------------------------------------------------------
              FREIGHT AND DELIVERIES                                        2,496
-----------------------------------------------------------------------------------------------------------------------
              COMPUTER EXPENSES
-----------------------------------------------------------------------------------------------------------------------
              EQUIPMENT LEASING
-----------------------------------------------------------------------------------------------------------------------
              AUTO EXPENSES
-----------------------------------------------------------------------------------------------------------------------
              PAYROLL FEES                                                    519
-----------------------------------------------------------------------------------------------------------------------
              CLINICAL TRIALS                                              10,481
-----------------------------------------------------------------------------------------------------------------------
              CONSULTANTS
-----------------------------------------------------------------------------------------------------------------------
              CONTRACTED SERVICES
-----------------------------------------------------------------------------------------------------------------------
              SUPPLIES                                                        926
-----------------------------------------------------------------------------------------------------------------------
              TELEPHONE AND COMMUNICATIONS                                 12,625
-----------------------------------------------------------------------------------------------------------------------
              TAXES AND FEES                                                1,601
-----------------------------------------------------------------------------------------------------------------------
              OTHER
-----------------------------------------------------------------------------------------------------------------------
              ROYALTIES
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL OTHER EXPENSE        33,297            -                -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LINE 19       OTHER INCOME:
-----------------------------------------------------------------------------------------------------------------------
              INTERCOMPANY
-----------------------------------------------------------------------------------------------------------------------
              INTEREST ON LOAN TO OFFICER
-----------------------------------------------------------------------------------------------------------------------
              INTEREST - BANKS                                             16,680
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OTHER INCOME        16,680            -                -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 LINE 22      OTHER :
-----------------------------------------------------------------------------------------------------------------------
              FORGIVENESS OF INTERCOMPANY
-----------------------------------------------------------------------------------------------------------------------
              DEBT
-----------------------------------------------------------------------------------------------------------------------
              RESERVE FOR UNCOLLECTIBLE
-----------------------------------------------------------------------------------------------------------------------
              PORTION OF INTERCOMPANY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
                                                        TOTAL OTHER             -            -                -
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

_______________________________________________________________________________________________________________________

                                 Cash Summary



Debtor: Neuromedical Systems, Inc.
ACCRUAL BASIS-4

SUMMARY OF BANK ACCOUNTS:
----------------------------------------------------------------------------
                                             MONTH       MONTH      MONTH
                                            --------------------------------
                                             APRIL        MAY        JUNE
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------
      Checking                                 81,547
     -----------------------------------------------------------------------
      Money Market                            682,944
     -----------------------------------------------------------------------
      Payroll                                  12,744
     -----------------------------------------------------------------------
      Morgan Stanley Dean Witter                8,531
     -----------------------------------------------------------------------
      Merrill Lynch                               560
     -----------------------------------------------------------------------
      Certificates of Deposit               4,267,467
     -----------------------------------------------------------------------
      Citifunds                                 2,562
     -----------------------------------------------------------------------
      Investment                                  -
     -----------------------------------------------------------------------
                TOTAL                       5,056,355          -         -
     -----------------------------------------------------------------------


          * Restricted

                                   Cash Stmt


Debtor:  Neuromedical Systems, Inc.
CASH BASIS - 2

Case No.:  99-703 (PJW)
SECOND QUARTER

------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND DISBURSEMENTS                                   MONTH            MONTH            MONTH
                                                               ---------------------------------------------
                                                                  APRIL             MAY             JUNE
------------------------------------------------------------------------------------------------------------
   1     CASH - BEGINNING OF MONTH                               5,457,479
------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------
   2     CASH SALES
------------------------------------------------------------------------------------------------------------
   3     ACCOUNTS RECEIVABLE COLLECTIONS                            70,709
------------------------------------------------------------------------------------------------------------
   4     LOANS & ADVANCES
------------------------------------------------------------------------------------------------------------
   5     SALE OF ASSETS
------------------------------------------------------------------------------------------------------------
   6     LEASE & RENTAL INCOME
------------------------------------------------------------------------------------------------------------
   7     WAGES
------------------------------------------------------------------------------------------------------------
   8     OTHER (ATTACH LIST)                                        20,296
------------------------------------------------------------------------------------------------------------
   9     TOTAL RECEIPTS                                             91,005               -                -
------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
   10    NET PAYROLL                                                76,563
------------------------------------------------------------------------------------------------------------
   11    PAYROLL TAXES PAID                                         49,063
------------------------------------------------------------------------------------------------------------
   12    SALES, USE & OTHER TAXES PAID                                  62
------------------------------------------------------------------------------------------------------------
   13    INVENTORY PURCHASES
------------------------------------------------------------------------------------------------------------
   14    MORTGAGE PAYMENTS
------------------------------------------------------------------------------------------------------------
   15    OTHER SECURED NOTE PAYMENTS                               182,729
------------------------------------------------------------------------------------------------------------
   16    RENTAL & LEASE PAYMENTS                                    53,390
------------------------------------------------------------------------------------------------------------
   17    UTILITIES                                                   9,177
------------------------------------------------------------------------------------------------------------
   18    INSURANCE                                                  84,841
------------------------------------------------------------------------------------------------------------
   19    VEHICLE EXPENSES
------------------------------------------------------------------------------------------------------------
   20    TRAVEL                                                      7,676
------------------------------------------------------------------------------------------------------------
   21    ENTERTAINMENT
------------------------------------------------------------------------------------------------------------
   22    REPAIRS & MAINTENANCE                                         472
------------------------------------------------------------------------------------------------------------
   23    SUPPLIES
------------------------------------------------------------------------------------------------------------
   24    ADVERTISING                                                 1,870
------------------------------------------------------------------------------------------------------------
   25    HOUSEHOLD EXPENSES
------------------------------------------------------------------------------------------------------------
   26    CHARITABLE CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------
   27    GIFTS
------------------------------------------------------------------------------------------------------------
   28    OTHER (ATTACH LIST)                                        26,035
------------------------------------------------------------------------------------------------------------
   29    TOTAL                                                     491,878               -                -
------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------
   30    PROFESSIONAL FEES
------------------------------------------------------------------------------------------------------------
   31    U.S. TRUSTEE FEES                                             250
------------------------------------------------------------------------------------------------------------
   32    OTHER (ATTACH LIST)
------------------------------------------------------------------------------------------------------------
   33    TOTAL                                                         250               -                -
------------------------------------------------------------------------------------------------------------
   34    TOTAL DISBURSEMENTS                                       492,128               -                -
------------------------------------------------------------------------------------------------------------
   35    NET CASH FLOW                                            (401,124)              -                -
------------------------------------------------------------------------------------------------------------
   36    CASH - END OF MONTH                                     5,056,355               -                -
------------------------------------------------------------------------------------------------------------

                               Cash Stmt Detail

-----------------------------------------------------------------------------
CASH RECEIPTS - OTHER                    APRIL             MAY         JUNE
-----------------------------------------------------------------------------
       ----------------------------------------------------------------------
       COBRA                               12,413
       ----------------------------------------------------------------------
       TRAVEL                                  20
       ----------------------------------------------------------------------
       INSURANCE                               60
       ----------------------------------------------------------------------
       BANK INTEREST                        7,804
       ----------------------------------------------------------------------
       TOTAL OTHER CASH RECEIPTS           20,296
       ----------------------------------------------------------------------

-----------------------------------------------------------------------------
CASH DISBURSEMENTS - OTHER               APRIL             MAY         JUNE
-----------------------------------------------------------------------------
       401 K                                5,414
       ----------------------------------------------------------------------
       CLINICAL TRIAL                         605
       ----------------------------------------------------------------------
       CORPORATE SERVICES                   2,220
       ----------------------------------------------------------------------
       MISCELLANEOUS                          198
       ----------------------------------------------------------------------
       PATENT FEE                          10,097
       ----------------------------------------------------------------------
       PAYROLL SERVICES                       614
       ----------------------------------------------------------------------
       SHIPPING                             1,701
       ----------------------------------------------------------------------
       BANK FEE                             5,187
       ----------------------------------------------------------------------

       ----------------------------------------------------------------------
       TOTAL OTHER CASH DISBURSEMENTS      26,035
-----------------------------------------------------------------------------

                                    Page 20